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                                                                   Exhibit 10.07



                        FORM OF PARENT COMPANY GUARANTEE

          This Agreement (hereinafter called the "Guarantee") made this 13th day of July, 1999, between Foster Wheeler Corporation, a New York corporation, with a principal place of business at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (hereinafter called "Guarantor") of the first part, and Port Arthur Coker Company L.P., a Delaware limited partnership ("Owner"), with a principal place of business at Port Arthur Refinery, P.O. Box 908, Port Arthur, Texas 77641-0908(hereinafter called "Owner") of the second part. Capitalized terms not defined herein shall have the meanings ascribed to them in the Contract for Engineering, Procurement and Construction Services (the "Contract"), dated as of July 12, 1999, between Owner and Foster Wheeler USA Corporation, a Delaware corporation, whose principal place of business is at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (hereinafter called "Contractor").

                                  WITNESSETH:

          In consideration of Owner entering into the Contract with Contractor, a subsidiary of Guarantor, for the performance by Contractor of engineering, procurement and construction services for a delayed coking unit and certain related refinery equipment (the "Coker Complex") to be located at Clark Refining and Marketing, Inc.'s existing refinery in Port Arthur, Jefferson County, Texas, upon land leased by Owner, the Guarantor hereby agrees with Owner as follows:

          1.  (a)   Guarantor does hereby acknowledge that it is fully aware of the terms and conditions of the Contract and the transactions contemplated thereby, and does hereby irrevocably and unconditionally guarantee, as primary obligor and not as surety merely, to Owner, the performance by Contractor of all Contractor's obligations under the Contract (the "Obligations"), when due, strictly in accordance with the terms of the Contract, including without limitation the payment of any damages arising out of or based upon any failure of Contractor to perform any obligations required of it under the Contract.

          (b) Guarantor waives notice of the acceptance of this Guarantee and of the performance or nonperformance by Contractor, demand for payment from Contractor or any other person and notice of nonpayment or failure to perform on the part of Contractor, diligence, presentment, protest, dishonor (to the fullest extent permitted by law), all other demands or notices whatsoever other than the request for payment or performance under this Guarantee. The obligations of Guarantor shall be absolute, irrevocable and unconditional and shall remain in full force and effect until satisfaction in full of all Obligations and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the existence of any set-off or counterclaim that Guarantor, Contractor, or any affiliate of Guarantor or Contractor may have at any time and from time to time against Owner. This Guarantee shall continue to be
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effective or be reinstated, as the case may be, notwithstanding whether at any time for any reason any payment of any Obligation is rescinded or must otherwise be returned by Owner upon the insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to Contractor or otherwise, all as though such payment had not been made.

          (c) Guarantor, by virtue of any payment under this Section 1 to Owner, shall be subrogated to such Owner's claim against Contractor or any other person relating thereto. The Guarantor agrees that it shall not exercise any rights of subrogation which it may acquire due to any payment or payments made under this
Section 1 until all of the Obligations shall have been paid and performed in full.

          (d) The obligations of Guarantor under this Guarantee shall not be affected by the genuineness, validity, regularity or enforceability of any of Contractor's obligations under the Contract, or any amendment, waiver or other modification thereof (except, with respect to the Contract, to the extent of such amendment, waiver or modification), or substitution, release or exchange of collateral for, or other guarantee, of any of the Obligations (except to the extent of such substitution, release or exchange), any priority or preference to which any other obligations of Contractor may be entitled over the Contractor's obligations under the Contract or, to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor, including, without limitation, any defense arising out of any laws of the United States of America or any State or subdivision thereof which would either exempt, modify or delay the due or punctual payment and performance of the obligations of Guarantor hereunder.

          (e) Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall, to the fullest extent permitted by law, neither release Guarantor from its obligations hereunder nor affect the liability of Guarantor under this Section 1: (i) the extension of the time for or waiver of, at any time or from time to time, without notice to Guarantor, the Contractor's performance of or compliance with any of its obligations under the Contract (except that such extension or waiver shall be given effect in determining the obligations of Guarantor hereunder),
(ii) any assignment, transfer or other arrangement by which the Contractor transfers its rights under the Contract, (iii) any merger or consolidation of Contractor or Guarantor into or with any other person, (iv) any change in the ownership of any shares of capital stock of Contractor, (v) termination of the Contract (other than for the convenience of Owner under Section 14.2 of the Contract), (vi) forbearance or forgiveness in respect of any matter or thing concerning the Contractor on the part of Owner or Contractor, or (vii) any assignment of the rights of Owner under the Contract to the Financing Parties (as such term is defined in the Contract).

          (f) This Guarantee is an absolute, present and continuing Guarantee of payment and performance and not of collectibility and is in no way conditional or contingent upon any attempt to collect from Contractor any unpaid amounts due or otherwise to enforce

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performance by Contractor. Guarantor further specifically agrees that it shall not be necessary or required for Owner to take any action against Contractor or any other person to enforce the terms of this Guarantee, including the following actions:

          (v) file suit or proceed to obtain or assert a claim for personal judgment against Contractor for the Obligations, or

          (w) make any effort to enforce the performance of the Obligations by Contractor or to collect any such Obligation under the Contract or under this Guarantee, or

          (x) foreclose against or seek to realize upon security, if any, now or hereafter existing for the Obligations, or

          (y) file suit or proceed to obtain or assert a claim for personal judgment against any other person liable for the Obligations, or make any effort at collection of the Obligations from any such other person, or exercise or assert any other right or remedy to which Owner is or may be entitled in connection with the Obligations or any security or other guarantee therefor, or

          (z) assert or file any claim against the assets of Contractor or any other guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guarantee or requiring payment of said Obligation by Guarantor hereunder, or at any time thereafter.

Guarantor hereby unconditionally waives any requirement that, as a condition precedent to the enforcement of the obligations of Guarantor hereunder, Contractor or all or any one or more of any other guarantors of any of the Obligations be joined as parties to any proceedings for the enforcement of any provision of this Guarantee.

          2.  (a)   If Contractor fails to perform any of its obligations under the Contract, or commits any breach thereof, Guarantor shall, within five (5) days of advance written notice from Owner, immediately: (i) take such steps as may, in the judgment of Owner reasonably exercised, be necessary to have Contractor perform all Contractor's obligations under the Contract, or remedy any breach thereof; or (ii) take such steps as may, in the judgment of Owner reasonably exercised, be necessary to perform itself, or through a third party other than Contractor, all of Contractor's obligations under the Contract, or to remedy any breach thereof.

          (b) If Guarantor fails, to the satisfaction of Owner, at any time to perform any obligations under this Guarantee, Owner may, after affording Guarantor written notice of any such failure and a reasonable opportunity to cure the same, itself perform, or have any third party perform, any such obligations, and Guarantor shall be responsible for all costs incurred by Owner in so performing or so having performed, such obligations.

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          3.  Notwithstanding anything which may be to the contrary in this
Guarantee, the obligations guaranteed by Guarantor and Guarantor's liability under this Guarantee shall not be greater than those of Contractor under the Contract.

          4. The Guarantor hereby represents and warrants to Owner as follows (all as of the date hereof):

          (a) The Guarantor is a corporation duly organized and existing under the laws of New York, and has the power and authority to carry on its business as now conducted, to own or hold under lease the properties it holds itself out as owning or leasing and to enter into and perform its obligations under this Guarantee.

          (b) The Guarantor has power to issue this Guarantee, and this Guarantee has been duly authorized by all necessary action on the part of Guarantor, does not require any approval or other action of the shareholders of Guarantor or approval or consent of any trustee or holders of any indebtedness or obligations of Guarantor, except for such as have been obtained, and has been duly executed and delivered by Guarantor, and the execution and delivery and performance thereof, contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on Guarantor or contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which Guarantor is a party or by which Guarantor or its properties may at present be bound or affected.

          (c) Neither the execution and delivery by Guarantor of this Guarantee, nor the performance thereof by Guarantor contemplated hereby, requires the consent or approval of, or the giving of notice (other than ex-post-facto reporting requirements) to, or the registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States of America or any State or subdivision thereof.

          (d) This Guarantee has been duly entered into and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with the terms hereof, except as limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights and remedies generally, subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (e) There are no pending, and to the best of Guarantor's knowledge after due inquiry, no threatened, actions or proceedings against the Guarantor before any court or administrative agency of the United States or any State or subdivision thereof which, either individually or in the aggregate would adversely affect the ability of Guarantor to perform its obligations under this Guarantee, taking into consideration reserves

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     which have been allocated and the probability of unfavorable judgments in any such actions or proceedings.

          5. THIS GUARANTEE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND IN ALL RESPECTS CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6. Each of the parties hereto submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Guarantee or the transactions contemplated hereby. Any suit, action of proceeding with respect to this Guarantee or the transactions contemplated hereby may be brought only in the Supreme Court of the State of New York or the United States District Court of the United States of America, in each case located in the County of New York, or Southern District of New York, respectively, and which shall be accepted as the proper legal venue for the settlement of any controversy or dispute arising in connection with it. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

          7. Owner hereto irrevocably appoints CT Corporation, at 1633 Broadway, New York, New York 10019, as its authorized agent in the State of New York upon which process may be served, and Guarantor hereto irrevocably appoints Prentice Hall Corporation System Inc., 80 State Street, Albany, New York 12207-2543 as its authorized agent in the State of New York upon which process may be served, in any suit, action or proceeding with respect to this Guarantee or the transactions contemplated hereby, and agrees that service of process upon such agent, and written notice of said service to such party by the person serving the same to the address stipulated herein for the sending of notices, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Each party hereto further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect so long as this Guarantee is in effect.

          8. Notices to Guarantor which are required under the terms of this Guarantee shall be sent by certified mail, return receipt requested, postage prepaid at Guarantor's address first above written and to the attention of
Secretary, Foster Wheeler Corporation.   Notice shall be considered given and
received on the latest original delivery or attempted delivery date as indicted in the postage receipt.

          9. This Guarantee shall bind and inure to the benefit of the parties of this Guarantee, their successors and permitted assigns.

          10. This Guarantee shall not be assigned by Guarantor without the prior written consent of Owner and the Financing Parties. Owner may without consent of Guarantor assign or collaterally assign its interest and obligations hereunder to the Financing Parties for security

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purposes. The Guarantor hereby expressly authorizes the Financing Parties to exercise the rights of Owner under this Guarantee following realization of their security interest in this Guarantee.

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The foregoing rights and obligations are in addition to those set forth in
Section 9 above.

          11. This Guarantee may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of, and shall be enforceable by, Owner to the fullest extent permitted by applicable laws.

          12. No failure on the part of Owner to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy.

          13. All representations and warranties contained herein or made in writing by Guarantor in connection herewith shall survive the execution and delivery of this Guarantee regardless of any investigation made by Owner or any other person.

          14. To the fullest extent permitted by applicable law, any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of any provision in the Contract, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. The Guarantor agrees to pay to Owner any and all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by Owner in enforcing this Guarantee.

          IN WITNESS WHEREOF, the Parties to this Guarantee have caused this Guarantee to be executed by their duly authorized representatives the day and year first above written.


PORT ARTHUR COKER COMPANY L. P.              FOSTER WHEELER CORPORATION

 By: SABINE RIVER HOLDING
     CORP., General Partner                  By:   /s/ Richard J. Swift
                                                ---------------------------
                                             Name: Richard J. Swift
                                             Title:  Chairman & CFO
     By:   /s/ Maura J. Clark
        -------------------------
     Name:  Maura J. Clark
     Title: Executive Vice President and
              Chief Financial Officer

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